                     SECURITIES  AND  EXCHANGE  COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - April 1, 1998



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)



       Pennsylvania                    1-7410                25-1233834
(State or other jurisdiction         (Commission          (I.R.S. Employer
      of incorporation)              File Number)         Identification No.)



                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania                15258
                   (Address of principal executive offices)     (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS

         By press release dated April 1, 1998, Mellon Bank Corporation announced that it has completed its previously announced acquisition of Founders Asset Management, Inc.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit  Description
Number

99.1 Mellon Bank Corporation Press Release, dated April 1, 1998, announcing the matter referenced in Item 5 above.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MELLON BANK CORPORATION


Date:  April 2, 1998          By:  CARL KRASIK
                                   Carl Krasik
                                   Associate General Counsel & Secretary
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                                 EXHIBIT INDEX


Number                  Description                 Method of Filing

99.1                    Press Release dated         Filed herewith
                        April 1, 1998